SUPPLEMENT DATED AUGUST 20, 2012
To the variable annuity prospectuses of:

Allianz VisionSM New York
Dated June 14, 2012, as supplemented July 9, July 23, and August 2, 2012 for contracts issued on or after May 2, 2011 and for contracts issued on or prior to April 29, 2011

ISSUED BY

Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The address for mailing checks by overnight, certified, or registered mail included in the ‘For Service or More Information’ section on the last page of the prospectus is changed to the new address listed below.

Allianz Life Insurance Company of New York
NW 5990
1801 Parkview Drive
Shoreview, MN 55126

(VNY-146, VNY-003)
PRO-011-0512